
RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
First Quarter 2010
Earnings Conference Call
August 11, 2009
8:30 a.m. ET



Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 25, 2009.

RAND
LOGISTICS, INC.



Conference Call Details

- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 800-642-1687, Conference ID# 21979326
  - 706-645-9291, Conference ID# 21979326 for international callers

RAND LOGISTICS, INC.



Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

RAND
LOGISTICS, INC.

Introduction
Laurence Levy



- Significant decline in shipping volumes of certain commodities was offset by increased business from our grain and salt customers, illustrating the benefits of our end-market diversity
- Proactive cost-cutting measures implemented during the quarter offset the impact of fewer sailing days and lessened vessel utilization
- Excluding the impact of a weaker Canadian dollar, vessel incidents and a one-time loan amendment fee, our operating income was comparable to the year-ago period, despite operating in a substantially worse economic environment
- Strategic focus on a diverse customer base and a cost-efficient operating model positions the Company to potentially exceed fiscal 2009 profitability levels once business activity on the Great Lakes improves

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener





- Demand for certain bulk freight shipping services lakes-wide was down by as much as 60% during the quarter and Rand's vessel utilization is not optimal relative to last year

- Excluding F/X and one-time incidents, Rand's operational results are consistent with the same period last year:
  - Continue to increase market share, due to cost-efficient operating model, composition of fleet (i.e. river class, bow booms) and scheduling flexibility
  - Insulated from any significant pricing pressure due to contractual nature of our business
  - Benefiting from diversity of customers and balanced commodity mix
  - Benefiting from ability to access a variety of different ports and end-markets

- Benefiting from operational improvements and capital expenditures in prior periods

- Realizing benefits of proactive cost-cutting initiatives

- Visibility, while significantly below average, has improved somewhat since the beginning of the sailing season

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



	3 Months Ended 6/30/09	3 Months Ended 6/30/08
Sailing Days	912	955
Freight Revenue/Sailing Day	$ 26,475	$ 28,587
Vessel Operating Expenses/Sailing Day	$ 19,612 *	$ 26,750
Repairs and Maintenance Expenses/Sailing Day	$ 717	$ 930
G&A	$ 2,397K **	$ 2,469K
Average F/X Rate	$0.86 USD per CAD	$0.99 USD per CAD



* Before Depreciation and Amortization

** Includes one-time loan amendment fee of $436,000

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Bridge
Year-Over-Year Change
(U.S. Dollars 000's)


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
$5,630
($617)
($534)
($436)
($415)
($142)
$3,486
3 months ended 6/30/08
Depreciation & Amortization
Currency Translation
Loan Amendment Fee
Vessel Incidents Below Deductibles
All Others
3 months ended 6/30/09

RAND
LOGISTICS, INC.